Financial instruments and risk management	12 Months Ended
Mar. 31, 2018
Text Block1 [Abstract]
Financial instruments and risk management

25. Financial instruments and risk management

Risk management is performed by BT Group plc, the ultimate parent company of the group.

We issue or hold financial instruments mainly to finance our operations; to finance corporate transactions such as dividends, share buybacks and acquisitions; for the temporary investment of short-term funds; and to manage currency and interest rate risks. In addition, various financial instruments, for example trade receivables and payables arise directly from operations.

How do we manage financial risk?

Our activities expose us to a variety of financial risks: market risk (including interest rate risk and foreign exchange risk), credit risk and liquidity risk.

Treasury operation

We have a centralised treasury operation whose primary role is to manage liquidity and funding requirements as well as our exposure to associated financial and market risks, including credit risk, interest rate risk and foreign exchange risk.

Treasury policy

Treasury policy is set by the BT Group plc Board. Group treasury activities are subject to a set of controls appropriate for the magnitude of borrowing, investments and group-wide exposures. The BT Group plc Board has delegated authority to operate these policies to a series of panels responsible for the management of key treasury risks and operations. Appointment to and removal from the key panels requires approval from two of the following: the chairman, the chief executive or the chief financial officer BT Group plc.

There has been no change in the nature of our risk profile between 31 March 2018 and the date of approval of these financial statements.

How do we manage interest rate risk?

Management policy

Interest rate risk arises primarily from our long-term borrowings. Interest cash flow risk arises from borrowings issued at variable rates, partially offset by cash held at variable rates. Fair value interest rate risk arises from borrowings issued at fixed rates.

Our policy, as set by the BT Group plc Board, is to ensure that at least 70% of BT Group plc’s ongoing net debt is at fixed rates. Short-term interest rate management is delegated to the treasury operation while long-term interest rate management decisions require further approval by the BT Group plc group chief financial officer, group director tax, treasury and insurance or the group treasurer who each have been delegated such authority from the BT Group plc Board.

Hedging strategy

In order to manage our interest rate profile, we have entered into cross-currency and interest rate swap agreements to vary the amounts and periods for which interest rates on borrowings are fixed. The duration of the swap agreements matches the duration of the debt instruments. The majority of the group’s long-term borrowings are subject to fixed Sterling interest rates after applying the impact of these hedging instruments.

How do we manage foreign exchange risk?

Management policy

Foreign currency hedging activities protect the group from the risk that changes in exchange rates will adversely affect future net cash flows.

The BT Group plc Board’s policy for foreign exchange risk management defines the types of transactions typically covered, including significant operational, funding and currency interest exposures, and the period over which cover should extend for each type of transaction.

The BT Group plc Board has delegated short-term foreign exchange management to the treasury operation and long-term foreign exchange management decisions require further approval from the BT Group plc group chief financial officer, group director tax, treasury and insurance or the group treasurer.

Hedging strategy

A significant proportion of our external revenue and costs arise within the UK and are denominated in Sterling. Our non-UK operations generally trade and are funded in their functional currency which limits their exposure to foreign exchange volatility.

We enter into forward currency contracts to hedge foreign currency capital purchases, purchase and sale commitments, interest expense and foreign currency investments. The commitments hedged are principally denominated in US Dollar, Euro and Asia Pacific region currencies. As a result, our exposure to foreign currency arises mainly on non-UK subsidiary investments and on residual currency trading flows.

We use cross-currency swaps to swap foreign currency borrowings into Sterling.

The table below reflects the currency and interest rate profile of our loans and borrowings after the impact of hedging.

	2018			2017			2016
At 31 March	Fixed rate interest £m	Floating rate interest £m	Total £m	Fixed rate interest £m	Floating rate interest £m	Total £m	Fixed rate interest £m	Floating rate interest £m	Total £m

Sterling	11,990	1,720	13,710	9,633	1,864	11,497	11,417	2,752	14,169
Euro	–	509	509	–	641	641	–	587	587
Total	11,990	2,229	14,219	9,633	2,505	12,138	11,417	3,339	14,756
Ratio of fixed to floating	84%	16%	100%	79%	21%	100%	77%	23%	100%
Weighted average effective
fixed interest rate – Sterling	4.4%			4.9%			6.0%

The floating rate loans and borrowings bear interest rates fixed in advance for periods ranging from one day to one year, primarily by reference to LIBOR quoted rates.

Sensitivity analysis

The income statement and shareholder’s equity are exposed to volatility arising from changes in interest rates and foreign exchange rates. To demonstrate this volatility, management have concluded that the following are reasonable benchmarks for performing sensitivity analysis:

–  For interest, a 1% increase in interest rates and parallel shift in yield curves across Sterling, US Dollar and Euro currencies.

–  For foreign exchange, a 10% strengthening/weakening in Sterling against other currencies.

The impact on equity, before tax, of a 1% increase in interest rates and a 10% strengthening in Sterling against other currencies is as detailed below:

At 31 March	2018 £m Increase (reduce)	2017 £m Increase (reduce)	2016 £m Increase (reduce)

Sterling interest rates	628	554	626
US Dollar interest rates	(267)	(348)	(374)
Euro interest rates	(401)	(229)	(263)
Sterling strengthening	(236)	(269)	(98)

A 1% decrease in interest rates and 10% weakening in Sterling against other currencies would have broadly the same impact in the opposite direction.

The impact on the group’s annual net finance expense of a 1% change in interest rates would have been a decrease of £143m (2016/17: £108m, 2015/16: £123m). Our exposure to foreign exchange volatility in the income statement, after hedging, (excluding translation exposures) would not have been material in 2017/18, 2016/17 and 2015/16.

Credit ratings

BT Group plc continues to target a BBB+/Baa1 credit rating over the cycle. We regularly review the liquidity of the group and our funding strategy takes account of medium-term requirements. These include the pension deficit and shareholder distributions.

Our December 2030 bond contains covenants which require us to pay higher rates of interest since our credit ratings fell below A3 in the case of Moody’s or A– in the case of Standard & Poor’s (S&P). Additional interest of 0.25% per year accrues for each ratings category downgrade by each agency below those levels effective from the next coupon date following a downgrade. Based on the total notional value of debt outstanding of £1.9bn at 31 March 2018, our finance expense would increase/decrease by approximately £10m a year if the group’s credit rating were to be downgraded/upgraded, respectively, by one credit rating category by both agencies.

Our credit ratings were as detailed below:

	2018		2017		2016
At 31 March	Rating	Outlook	Rating	Outlook	Rating	Outlook

Rating agency
Moody’s	Baa2	Stable	Baa1	Negative	Baa2	Positive
Standard & Poor’s	BBB+	Negative	BBB+	Negative	BBB	Positive

How do we manage liquidity risk?

Management policy

We maintain liquidity by entering into short and long-term financial instruments to support operational and other funding requirements, determined using short and long-term cash forecasts. These forecasts are supplemented by a financial headroom analysis which is used to assess funding adequacy for at least a 12-month period. On at least an annual basis the BT Group plc Board reviews and approves the long-term funding requirements of the group and on an ongoing basis considers any related matters. We manage refinancing risk by limiting the amount of borrowing that matures within any specified period and having appropriate strategies in place to manage refinancing needs as they arise. The maturity profile of our loans and borrowings at 31 March 2018 is disclosed in note 23. We have term debt maturities of £1.6bn in 2018/19.

Our treasury operation reviews and manages our short-term requirements within the parameters of the policies set by the BT Group plc Board. We hold cash, cash equivalents and current investments in order to manage short-term liquidity requirements. At 31 March 2018 we had undrawn committed borrowing facilities of £2.1bn (2016/17: £2.1bn, 2015/16: £1.5bn) maturing in September 2021.

The group has no material debt factoring arrangements in place.  In the UK, the group has arranged for a funder to offer a supplier financing scheme to the group’s suppliers. This enables suppliers who sign up to the arrangement to sell their invoices to the funder and to be paid earlier than the invoice due date. The group assesses the arrangement against indicators to assess if debts which vendors have sold to the funder under the supplier financing scheme continue to meet the requirement to be disclosed as trade payables or should be classified as borrowings. At 31 March 2018 the payables met the criteria of trade payables.

Maturity analysis

The following table provides an analysis of the remaining contractually-agreed cash flows including interest payable for our non- derivative financial liabilities on an undiscounted basis, which therefore differs from both the carrying value and fair value.

Non-derivative financial liabilities At 31 March 2018	Loans and other borrowings £m	Interest on loans and other borrowings £m	Trade and other payables £m	Provisions £m	Total £m

Due within one year	2,120	468	4,961	54	7,603
Between one and two years	1,192	421	–	34	1,647
Between two and three years	1,332	381	–	25	1,738
Between three and four years	18	374	–	43	435
Between four and five years	1,489	372	–	19	1,880
After five years	8,943	3,300	–	197	12,440
	15,094	5,316	4,961	372	25,743
Interest payments not yet accrued	–	(5,147)	–	–	(5,147)
Fair value adjustment	73	–	–	–	73
Impact of discounting	–	–	–	(72)	(72)
Carrying value on the balance sheet[a]	15,167	169	4,961	300	20,597

[a] Foreign currency-related cash flows were translated at closing rates as at the relevant reporting date. Future variable interest rate cash flows were calculated using the most recent rate applied at the relevant balance sheet date.

Non-derivative financial liabilities At 31 March 2017	Loans and other borrowings £m	Interest on loans and other borrowings £m	Trade and other payables £m	Provisions £m	Total £m

Due within one year	2,602	532	5,298	62	8,494
Between one and two years	1,614	415	–	41	2,070
Between two and three years	1,166	364	–	21	1,551
Between three and four years	1,295	327	–	18	1,640
Between four and five years	12	319	–	17	348
After five years	6,868	2,726	–	310	9,904
	13,557	4,683	5,298	469	24,007
Interest payments not yet accrued	–	(4,494)	–	–	(4,494)
Fair value adjustment	150	–	–	–	150
Impact of discounting	–	–	–	(177)	(177)
Carrying value on the balance sheet[a]	13,707	189	5,298	292	19,486

[a] Foreign currency-related cash flows were translated at closing rates as at the relevant reporting date. Future variable interest rate cash flows were calculated using the most recent rate applied at the relevant balance sheet date.

Non-derivative financial liabilities At 31 March 2016	Loans and other borrowings £m	Interest on loans and other borrowings £m	Trade and other payables £m	Provisions £m	Total £m

Due within one year	3,558	513	5,346	50	9,467
Between one and two years	1,632	435	–	30	2,097
Between two and three years	1,488	357	–	25	1,870
Between three and four years	1,103	343	–	15	1,461
Between four and five years	1,199	308	–	16	1,523
After five years	6,428	2,885	–	326	9,639
	15,408	4,841	5,346	462	26,057
Interest payments not yet accrued	–	(4,643)	–	–	(4,643)
Fair value adjustment	179	–	–	–	179
Impact of discounting	–	–	–	(166)	(166)
Carrying value on the balance sheet[a]	15,587	198	5,346	296	21,427

[a] Foreign currency-related cash flows were translated at closing rates as at the relevant reporting date. Future variable interest rate cash flows were calculated using the most recent rate applied at the relevant balance sheet date.

Trade and other payables are held at amortised cost. The carrying amount of these balances approximates to fair value due to the short maturity of amounts payable.

The following table provides an analysis of the contractually agreed cash flows in respect of the group’s derivative financial instruments. Cash flows are presented on a net or gross basis in accordance with the settlement arrangements of the instruments.

	Derivatives – Analysed by earliest payment date[a]				Derivatives – Analysed based on holding instrument to maturity
Derivative financial liabilities At 31 March 2018	Net settled £m	Gross settled outflows £m	Gross settled inflows £m	Total £m	Net settled £m	Gross settled outflows £m	Gross settled inflows £m	Total £m

Due within one year	140	587	(547)	180	91	587	(547)	131
Between one and two years	135	183	(166)	152	91	183	(166)	108
Between two and three years	156	442	(446)	152	85	69	(47)	107
Between three and four years	143	52	(29)	166	80	68	(47)	101
Between four and five years	161	52	(29)	184	80	68	(47)	101
After five years	291	2,234	(2,149)	376	599	2,575	(2,512)	662
Total[b]	1,026	3,550	(3,366)	1,210	1,026	3,550	(3,366)	1,210

[b] Foreign currency-related cash flows were translated at closing rates as at the relevant reporting date. Future variable interest rate cash flows were calculated using the most recent rate applied at the relevant balance sheet date.

	Derivatives – Analysed by earliest payment date[a]				Derivatives – Analysed based on holding instrument to maturity
Derivative financial liabilities At 31 March 2017	Net settled £m	Gross settled outflows £m	Gross settled inflows £m	Total £m	Net settled £m	Gross settled outflows £m	Gross settled inflows £m	Total £m

Due within one year	291	582	(576)	297	92	582	(576)	98
Between one and two years	296	1,139	(1,097)	338	92	1,139	(1,097)	134
Between two and three years	198	–	–	198	92	–	–	92
Between three and four years	114	–	–	114	88	–	–	88
Between four and five years	104	–	–	104	83	–	–	83
After five years	123	–	–	123	679	–	–	679
Total[b]	1,126	1,721	(1,673)	1,174	1,126	1,721	(1,673)	1,174

	Derivatives – Analysed by earliest payment date[a]				Derivatives – Analysed based on holding instrument to maturity
Derivative financial liabilities At 31 March 2016	Net settled £m	Gross settled outflows £m	Gross settled inflows £m	Total £m	Net settled £m	Gross settled outflows £m	Gross settled inflows £m	Total £m

Due within one year	268	263	(250)	281	91	263	(250)	104
Between one and two years	386	38	(27)	397	88	38	(27)	99
Between two and three years	371	38	(27)	382	88	38	(27)	99
Between three and four years	60	838	(836)	62	90	838	(836)	92
Between four and five years	81	17	(18)	80	84	17	(18)	83
After five years	–	165	(180)	(15)	725	165	(180)	710
Total[b]	1,166	1,359	(1,338)	1,187	1,166	1,359	(1,338)	1,187

[a] Certain derivative financial instruments contain break clauses whereby either the group or bank counterparty can terminate the swap on certain dates and the mark to market position is settled in cash.

[b] Foreign currency-related cash flows were translated at closing rates as at the relevant reporting date. Future variable interest rate cash flows were calculated using the most recent rate applied at the relevant balance sheet date.

How do we manage credit risk?

Management policy

Our exposure to credit risk arises from financial assets transacted by the treasury operation (primarily derivatives, investments, cash and cash equivalents) and from trading-related receivables.

For treasury-related balances, the BT Group plc Board’s defined policy restricts exposure to any one counterparty by setting credit limits based on the credit quality as defined by Moody’s and S&P. The minimum credit ratings permitted with counterparties in respect of new transactions are A3/A– for long-term and P1/A1 for short-term investments. If counterparties in respect of existing transactions fall below the permitted criteria we will take action where appropriate.

The treasury operation continuously reviews the limits applied to counterparties and will adjust the limit according to the nature and credit standing of the counterparty, and in response to market conditions, up to the maximum allowable limit set by the BT Group plc Board.

Operational management policy

Our credit policy for trading-related financial assets is applied and managed by each of the customer-facing units to ensure compliance. The policy requires that the creditworthiness and financial strength of customers are assessed at inception and on an ongoing basis. Payment terms are set in accordance with industry standards. Where appropriate, we may minimise risks by requesting securities such as deposits, guarantees and letters of credit. We take proactive steps including constantly reviewing credit ratings of counterparties to minimise the impact of adverse market conditions on trading-related financial assets.

Exposures

The maximum credit risk exposure of the group’s financial assets at the balance sheet date is as follows:

At 31 March	Notes	2018 £m	2017 £m	2016 £m

Derivative financial assets		1,509	2,246	1,639
Investments	21	16,578	13,346	15,236
Trade and other receivables[c]	16	2,533	2,754	2,884
Cash and cash equivalents	22	521	526	989
		21,141	18,872	20,748

[c] The carrying amount excludes £317m (2016/17: £360m, 2015/16: £218m) of non-current trade and other receivables which relate to non-financial assets, and £1,496m (2016/17: £1,106m, 2015/16: £1,103m) of prepayments and other receivables.

The credit quality and credit concentration of cash equivalents, current asset investments and derivative financial assets are detailed in the tables below. Where the opinion of Moody’s and S&P differ, the lower rating is used.

Moody’s/S&P credit rating of counterparty	2018 £m	2017 £m	2016 £m

Aa2/AA and above	2,575	1,444	2,878
Aa3/AA–	313	208	120
A1/A+[a]	651	952	64
A2/Aa	628	370	939
A3/A–[a]	180	204	160
Baa1/BBB+[a]	59	561	492
Baa2/BBB and below[a]	207	86	–
	4,613	3,825	4,653

[a] We hold cash collateral of £492m (2016/17: £702m, 2015/16: £553m) in respect of derivative financial assets with certain counterparties.

The concentration of credit risk for our trading balances is provided in note 16, which analyses outstanding balances by customer-facing unit. Where multiple transactions are undertaken with a single financial counterparty or group of related counterparties, we enter into netting arrangements to reduce our exposure to credit risk by making use of standard International Swaps and Derivatives Association (ISDA) documentation. We have also entered into credit support agreements with certain swap counterparties whereby, on a daily, weekly and monthly basis, the fair value position on notional £3,162m of long dated cross-currency swaps and interest rate swaps is collateralised. The related net cash outflow during the year was £220m (2016/17: inflow £100m, 2015/16: inflow £79m). The collateral paid and received is recognised within current asset investments and loans and other borrowings, respectively.

Offsetting of financial instruments

The table below shows our financial assets and liabilities that are subject to offset in the group’s balance sheet and the impact of enforceable master netting or similar agreements.

		Related amounts not set off in the balance sheet
Financial assets and liabilities At 31 March 2018	Amounts presented in the balance sheet £m	Right of set off with derivative counterparties £m	Cash collateral £m	Net amount £m

Derivative financial assets	1,509	(754)	(492)	263
Derivative financial liabilities	(837)	754	60	(23)
Total	672	–	(432)	240

		Related amounts not set off in the balance sheet
Financial assets and liabilities At 31 March 2017	Amounts presented in the balance sheet £m	Right of set off with derivative counterparties £m	Cash collateral £m	Net amount £m

Derivative financial assets	2,246	(693)	(702)	851
Derivative financial liabilities	(903)	693	64	(146)
Total	1,343	–	(638)	705

		Related amounts not set off in the balance sheet
Financial assets and liabilities At 31 March 2016	Amounts presented in the balance sheet £m	Right of set off with derivative counterparties £m	Cash collateral £m	Net amount £m

Derivative financial assets	1,639	(456)	(553)	630
Derivative financial liabilities	(911)	456	40	(415)
Total	728	–	(513)	215

Derivatives

All of our derivative financial instruments are held at fair value on the balance sheet. The fair values of outstanding swaps and foreign exchange contracts are estimated using discounted cash flow models and market rates of interest and foreign exchange at the balance sheet date.

At 31 March 2018	Current asset £m	Non-current asset £m	Current liability £m	Non-current liability £m

Designated in a cash flow hedge	187	1,061	41	587
Other	10	251	9	200
Total derivatives	197	1,312	50	787

At 31 March 2017	Current asset £m	Non-current asset £m	Current liability £m	Non-current liability £m

Designated in a cash flow hedge	417	1,508	25	616
Other	11	310	9	253
Total derivatives	428	1,818	34	869

At 31 March 2016	Current asset £m	Non-current asset £m	Current liability £m	Non-current liability £m

Designated in a cash flow hedge	166	1,158	40	618
Other	11	304	8	245
Total derivatives	177	1,462	48	863

All derivative financial instruments are categorised at Level 2 of the fair value hierarchy as defined in note 21, with the exception of a derivative energy contract which is classified at Level 3. The energy derivative was renegotiated during 2016/17 and has been designated as a cash flow hedge. On initial recognition of this contract a loss of £8m was deferred. The fair value of the energy derivative at 31 March 2018 was a liability of £1m (2016/17: liability of £8m, 2015/16: £nil ). It has been valued using assumptions on volumes, inflation and energy prices.

Hedging activities

Derivatives may qualify as hedges for accounting purposes if they meet the criteria for designation as fair value hedges or cash flow hedges in accordance with IAS 39.

Cash flow hedges

Instruments designated in a cash flow hedge include interest rate swaps and cross-currency swaps hedging Euro- and US Dollar- denominated borrowings. Forward currency contracts are taken out to hedge step-up interest on currency denominated borrowings relating to the group’s 2030 US Dollar bond. The hedged cash flows will affect the group’s income statement as interest and principal amounts are repaid over the remaining term of the borrowings (see note 23).

We hedge forecast foreign currency purchases, principally denominated in US Dollar, Euro and Asia Pacific currencies 12 months forward with certain specific transactions hedged further forward. The related cash flows are recognised in the income statement over this period.

All cash flow hedges were effective in the period. See note 26 for details of the movements in the cash flow reserve.

Other derivatives

Our policy is not to use derivatives for speculative purposes. However, due to the complex nature of hedge accounting under IAS 39, some derivatives may not qualify for hedge accounting, or are specifically not designated as a hedge where natural offset is more appropriate. Derivative instruments that do not qualify for hedge accounting are classified as held for trading and held at fair value through profit or loss under IAS 39.